                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                OCTOBER 25, 2001

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.

                  Georgia                                            58-2079583
                  -------                                            ----------
(State or other Jurisdiction of Incorporated or          (I.R.S. employer identification no.)
               Organization)

           8 Perimeter Center East
                 Suite 8050
              Atlanta, GA 30346                                      770-901-9020
              -----------------                                      ------------
     (Address of Principal Executive Offices)     (Registrant's Telephone Number Including area code)
                  (Zip Code)


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ITEM 5.  OTHER EVENTS

On October 24, 2001, Jameson Inns, Inc. issued a press release announcing that it had entered into multiple agreements to cap interest rate exposure on approximately $109 million of mortgage indebtedness through October 2003. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1 Press Release announcing agreements to cap interest rates through October 2003

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                   JAMESON INNS, INC.
Dated as of October 25, 2001
                                   By: Craig R. Kitchin

                                   /s/ Craig R Kitchin
                                   --------------------------------------------

                                   Its:  President & Chief Financial Officer